SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to §240.14a-12

KENTUCKY FIRST FEDERAL BANCORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Parent Company of First Federal Savings and Loan of Hazard

and First Federal Savings Bank of Frankfort

October 12, 2012

Dear Stockholder:

We invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Kentucky First Federal Bancorp (the “Company”) to be held at First Federal Center on the campus of Hazard Community and Technical College located at One Community College Drive, Hazard, Kentucky on Thursday, November 15, 2012 at 3:30 p.m., Eastern time.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the Company’s operations to date. Directors and officers of the Company and First Federal Savings and Loan Association of Hazard and First Federal Savings Bank of Frankfort will be present to respond to any questions the stockholders may have.

ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will ensure that your vote is counted if you are unable to attend the Annual Meeting.

On behalf of the Board of Directors and all the employees of the Company and First Federal of Hazard and First Federal of Frankfort, we wish to thank you for your continued support.

Sincerely,	Sincerely,

/s/ Tony D. Whitaker	/s/ Don D. Jennings
Tony D. Whitaker	Don D. Jennings
Chairman of the Board and	President and
Chief Executive Officer	Chief Operating Officer

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KENTUCKY FIRST FEDERAL BANCORP

479 Main Street

P.O. Box 1069

Hazard, Kentucky 41702

____________________

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

____________________

TIME AND DATE	3:30 p.m. on Thursday, November 15, 2012

PLACE	First Federal Center
Hazard Community and Technical College Campus
One Community College Drive
Hazard, Kentucky

ITEMS OF BUSINESS	(1) To elect three directors to serve for terms of three years;

(2) To ratify the selection of Crowe Horwath, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2013; and

(3) Such other business as may properly come before the meeting.
The Board of Directors is not aware of any other business to come before the meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on September 28, 2012.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement. A copy of the following proxy statement and the enclosed proxy card are also available on the Internet at https://materials.proxyvote.com/491292.

BY ORDER OF THE BOARD OF DIRECTORS

Deborah C. Bersaglia
Secretary

Hazard, Kentucky

October 12, 2012

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PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Kentucky First Federal Bancorp (“Kentucky First” or the “Company”) for the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) and for any adjournment or postponement of the meeting. The annual meeting will be held at First Federal Center on the campus of Hazard Community and Technical College located at One Community College Drive, Hazard, Kentucky on Thursday, November 15, 2012, at 3:30 p.m., Eastern time, and at any adjournment thereof.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about October 12, 2012

NOTICE OF AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on November 15, 2012.

The proxy statement and the 2012 Annual Report to Stockholders are available on the Internet at https://materials.proxyvote.com/491292.

Who Can Vote at the Meeting

You are entitled to vote the shares of Kentucky First Federal Bancorp common stock that you owned as of the close of business on September 28, 2012. As of the close of business on September 28, 2012 (the “Record Date”), a total of 7,717,903 shares of Kentucky First Federal Bancorp common stock were outstanding. Each share of common stock has one vote.

Ownership of Shares; Attending the Meeting

You may own shares of Kentucky First Federal Bancorp in one of the following ways:

•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Indirectly in the First Federal Savings and Loan Association of Hazard Employee Stock Ownership Plan.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the annual meeting.

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If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction card that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction card provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Kentucky First Federal Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

If you are a participant in the ESOP, see “Participants in the First Federal Savings and Loan Association of Hazard Employee Stock Ownership Plan” below for information on how to vote your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of at least a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy. Because First Federal MHC owns in excess of 50% of the outstanding shares of Kentucky First Common Stock, the votes it casts will insure the presence of a quorum.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect three directors to serve for terms of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting to ratify the appointment of Crowe Horwath, LLP as the Company’s independent registered public accounting firm, you may vote in favor of this proposal, vote against this proposal, or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes cast at the annual meeting.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting to ratify the appointment of the independent registered public accountants, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the proposal.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Proposal 1 of this proxy statement). Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on this matter on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2 of this proxy statement).

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Voting by Proxy

The Board of Directors of Kentucky First Federal Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends that you vote:

•	“FOR” each of the nominees for director; and

•	“FOR” ratification of Crowe Horwath, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Kentucky First Federal Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the First Federal Savings and Loan Association of Hazard Employee Stock Ownership Plan

If you participate in the First Federal Savings and Loan Association of Hazard Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction card that reflects all shares you may direct the ESOP trustees to vote on your behalf under the plan. Under the terms of the ESOP, the ESOP trustees vote all allocated shares of Company common stock held by the ESOP as directed by the plan participants. The ESOP trustees, subject to the exercise of their fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Please return your proxies to the transfer agent as early as possible.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of seven members, all of whom are independent under the listing standards of the Nasdaq Stock Market, except Tony D. Whitaker and Don D. Jennings. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers — Transactions with Related Persons.” These include loans and lines of credit made by the banks in the ordinary course of business, which are made in compliance with federal lending regulations regarding loans to insiders and approved by the appropriate bank board of directors. In determining that Director Stephen G. Barker is independent, the Board of Directors considered that he had been paid $40,000 in legal fees for services provided to First Federal of Hazard during the year ended June 30, 2012.

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Board Leadership Structure and Board’s Role in Risk Oversight

The Chief Executive Officer also serves as Chairman of the Board, due in part to the Chief Executive’s long-standing tenure with the Company, which provides unique and intimate knowledge regarding the history, strategy, business and operations of the Company and the Bank. The Board of Directors has not designated a lead independent director.

The Company’s Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the Chief Executive Officer. However, the Board does not believe that mandating a particular structure, such as a separate Chairman and Chief Executive Officer or designating a lead independent director, is necessary to achieve effective oversight. The Board of the Company is currently comprised of seven directors, five of whom are independent directors under the listing standards of the Nasdaq Stock Market. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transaction. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders. Accordingly, separating the offices of Chairman and Chief Executive Officer would not serve to enhance or diminish the fiduciary duties of any director of the Company.

To further strengthen the regular oversight of the full Board, all various committees of the Board are comprised of independent directors. The Compensation Committee of the Board consists solely of independent directors. The Compensation Committee reviews and evaluates the performance of all executive officers of the Company, including the Chief Executive Officer and reports to the Board. In addition, the Audit Committee, which is comprised solely of independent directors, oversees the Company’s financial practices, regulatory compliance, accounting procedures and financial reporting functions.  In the opinion of the Board of Directors, an independent chairman or the designation of a lead independent director does not add any value to this already effective process.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company. Senior management attends the board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors

Below we provide the Company’s standing committees and their members. All members of each committee are independent in accordance with the listing requirements of the Nasdaq Stock Market. The Board’s Audit, Compensation, and Nominating/Corporate Governance Committees each operate under a written charter that has been approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter at least annually.

Audit Committee. The Company has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is comprised of Chairman David R. Harrod, Walter G. Ecton, Jr., William D. Gorman, Jr. and Herman D. Regan, Jr. The committee met five times during the year. The Company’s Board of Directors has determined that one member of the Audit Committee, David R. Harrod, qualifies as an “audit committee financial expert” under the rules of the Nasdaq Stock Market.

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The function of the Audit Committee is to review and discuss the audited financial statements with management, internal audit and the independent auditors; to determine the independent accountants’ qualifications and independence; to engage the independent auditors of the Company; to review the internal audit function and internal accounting controls; to review the internal audit plan; to review the Company’s compliance with legal and regulatory requirements; and to review the Company’s auditing, accounting and financial processes generally. The Audit Committee operates under a written charter, a copy of which is posted on the website of First Federal Savings Bank of Frankfort at www.ffsbfrankfort.com/Audit.pdf

Compensation Committee. The Compensation Committee is comprised of Chairman Herman D. Regan, Jr., Walter G. Ecton., Jr., and William D. Gorman, Jr. The committee met twice in 2012. The Compensation Committee evaluates the compensation and fringe benefits of the directors, officers and employees and recommends changes.  The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, equity incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Chief Executive Officer makes recommendations to the Compensation Committee regarding compensation of directors and executive officers other than himself, but final compensation decisions are made by the Board of Directors based on the recommendation of the Compensation Committee.

The Compensation Committee operates under a written charter that establishes the Compensation Committee’s responsibilities. The Compensation Committee and the Board of Directors review the Charter periodically to ensure that the scope of the charter is consistent with the Compensation Committee’s expected role. Under the charter, the Compensation Committee is charged with general responsibility for the oversight and administration of the Company’s compensation program. The charter vests in the Compensation Committee principal responsibility for determining the compensation of the Chief Executive Officer based on the Compensation Committee’s evaluation of his performance. The charter also authorizes the Compensation Committee to engage consultants and other professionals without management approval to the extent deemed necessary to discharge its responsibilities. The Compensation Committee charter is posted on the website of First Federal Savings Bank of Frankfort at www.ffsbfrankfort.com/Compensation.pdf.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee is comprised of Chairman Walter G. Ecton, Jr., David R. Harrod, William D. Gorman, Jr. and Herman D. Regan, Jr. The Board of Directors’ Nominating/Corporate Governance Committee nominates directors to be voted on at the annual meeting and recommends nominees to fill any vacancies on the Board of Directors. The Board of Directors has adopted a charter for the Nominating/Corporate Governance Committee a copy of which is posted on the website of First Federal Savings Bank of Frankfort at www.ffsbfrankfort.com/Nominating.pdf.

It is the policy of the Nominating/Corporate Governance Committee to consider director candidates recommended by security holders who appear to be qualified to serve on the Company’s Board of Directors. Any stockholder wishing to recommend a candidate for consideration by the Nominating/Corporate Governance Committee as a possible director nominee for election at an upcoming annual meeting of stockholders must provide written notice to the Nominating/Corporate Governance Committee of such stockholder’s recommendation of a director nominee no later than the July 1st preceding the annual meeting of stockholders. Notice should be provided to: Secretary, Kentucky First Federal Bancorp, P.O. Box 1069, Hazard, Kentucky 41702-1069. Such notice must contain the following information:

•	The name of the person recommended as a director candidate;

•	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

•	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;
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•	As to the stockholder making the recommendation, the name and address, as he or she appears on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

•	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In its deliberations, the Nominating/Corporate Governance Committee considers a candidate’s personal and professional integrity, knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the banks’ market areas. Any nominee for director made by the Nominating/Corporate Governance Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies in the Board, the Nominating/Corporate Governance Committee solicits the Company’s then current directors for the names of potential qualified candidates. Moreover, the Nominating/Corporate Governance Committee may ask its directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating/Corporate Governance Committee would then consider the potential pool of director candidates, select a candidate based on the candidate’s qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Company. In the event a stockholder has submitted a proposed nominee, the Nominating/Corporate Governance Committee would consider the proposed nominee in the same manner in which the Nominating/Corporate Governance Committee would evaluate nominees for director recommended by directors.

The Nominating Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. Accordingly, the Board of Directors will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Board of Directors deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance, length of Board service, experience, skills and contributions that the existing director brings to the Board and independence.

Board and Committee Meetings

The Board of Directors of the Company meets quarterly and may have additional special meetings. During the year ended June 30, 2012, the Board of Directors of the Company met six times. No director attended fewer than 75% in the aggregate of the total number of Company Board of Directors meetings held during the year ended June 30, 2012 and the total number of meetings held by Committees on which he served during such fiscal year.

Director Attendance at Annual Meeting of Stockholders

Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Stockholders and the meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All directors attended the Company’s 2011 annual meeting of stockholders held on November 10, 2011, with the exception of Director David R. Harrod who was detained by other business.

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Code of Ethics and Business Conduct

Kentucky First has adopted a Code of Ethics and Business Conduct that applies to all of its directors, officers and employees. To obtain a copy of this document at no charge, please write to Kentucky First Federal Bancorp, P.O. Box 535, Frankfort, Kentucky 40602-0535, or call toll-free (888) 818-3372 and ask for Investor Relations.

Director Compensation

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2012 fiscal year. This table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Stephen G. Barker	14,800	0	14,800
Walter G. Ecton, Jr.	14,800	0	14,800
William D. Gorman, Jr.	14,800	0	14,800
David R. Harrod	12,600	0	12,600
Herman D. Regan, Jr.	12,600	0	12,600

(1) There were no grants of options during the 2012 fiscal year. At June 30, 2012, each director had the following options all with an exercise price of $10.10: Director Barker, 21,000 vested; Director Ecton, 21,000 vested; Director Gorman, none, Director Harrod, 21,000 vested; and Director Regan, 21,000 vested.

Fees. Each nonemployee director of the Company receives a quarterly retainer of $900, and each member of the Kentucky First Audit Committee receives $900 per meeting attended on a date on which there is not also a meeting of the full Board of Directors. Officers of Kentucky First who are directors are not compensated for their service as directors. Directors who also serve as directors of First Federal of Hazard receive $10,800 annually plus $400 for serving on the investment committee. Directors who also serve as directors of First Federal of Frankfort receive $9,000 annually plus $100 for certain committee meetings. Officers of either Bank who are also directors are not compensated for their service as directors.

AUDIT RELATED MATTERS

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting on behalf of the Board of Directors.

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In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed pursuant to U.S. Auditing Standards No. 380 (The Auditor’s Communication With Those Charged With Governance), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2012 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of Crowe Horwath, LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year.

Members of the Audit Committee

David R. Harrod (Chairman)

Walter G. Ecton, Jr.

William D. Gorman, Jr.

Herman D. Regan, Jr.

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Auditor Fees

The following table sets forth the fees billed to the Company for the fiscal years ended June 30, 2012 and 2011 by Crowe Horwath, LLP:

	2012	2011
Audit fees (1)	$62,000	$59,500
Audit-related fees (2)	14,500	14,000
Tax fees (3)	11,125	8,500
All other fees (4)	25,295	—
Total	112,920	$82,000

(1)	Audit fees consist of fees for professional services rendered for the audit of the Company’s annual financial statements.
(2)	Audit-related fees include review of quarterly reports on Form 10-Q filed by the Company.
(3)	Tax services fees consist of fees for tax compliance services, including preparation of federal and state income tax returns.
(4)	These services were chiefly associated with the company’s proposed acquisition of Central Kentucky Federal Bancorp, totaling $22,601. The remaining $2,694 was for various out of pocket expenses associated with the services performed by Crowe Horwath for the Company.

Pre-Approval of Services by the Independent Auditor

The Audit Committee does not have a policy for the pre-approval of non-audit services to be provided by the Company’s independent registered public accounting firm. Any such services would be considered on a case-by-case basis. All non-audit services provided by the independent auditors in fiscal years 2012 and 2011 were approved by the Audit Committee. However, certain services such as the review of the Company’s public filings, review of the Company’s tax returns, and general discussions with management regarding accounting issues, which may be construed as necessary for the accurate completion of the audit, are approved in advance on an annual basis. The Committee has also approved the engagement of Crowe Horwath, LLP to prepare the company’s consolidated tax return for the year ended June 30, 2013.

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STOCK OWNERSHIP

Persons and groups beneficially owning more than 5% of Kentucky First Federal Bancorp common stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth information regarding the shares of Common Stock beneficially owned as of September 28, 2012 by persons known to the Company who beneficially own more than 5% of the common stock, each of the Company’s directors, the non-director executive officer and by all directors and executive officers as a group.

	Shares of Common Stock
	Beneficially Owned		Percent of
	as of the Record Date (1)		Class (2)
Persons Owning Greater than 5%:

First Federal MHC	4,727,938		62.3%
479 Main Street
P.O. Box 1069
Hazard, Kentucky 41702

Directors:

Tony D. Whitaker	215,854	(3)	2.8%
Don D. Jennings	107,925		1.4%
Stephen G. Barker	49,731		*
Walter G. Ecton, Jr.	44,202	(4)	*
William D. Gorman, Jr.	11,666		*
David R. Harrod	30,495		*
Herman D. Regan, Jr.	69,775		*

Executive Officer Who is Not a Director:

R. Clay Hulette	99,507	(5)	1.3%

All directors, nominees, and executive officers of the Company as a group (8) persons)	629,155	(6)	8.2%

*	Represents less than 1% of the shares outstanding.
(1)	In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Amounts shown include 105,000, 52,000, 21,000, 21,000, 21,000, 21,000, 0, 52,000 and 293,000 shares which may be acquired by Messrs. Whitaker, Jennings, Barker, Ecton, Harrod, Regan, Gorman, and Hulette and by all directors, nominees, and executive officers of the Company as a group, respectively, upon the exercise of options exercisable within 60 days of the Record Date.
(2)	Based on a total of 7,547,364 shares of Common Stock outstanding as of the Record Date.
(3)	Includes 15,000 owned by Mr. Whitaker’s spouse and 38,854 held in the ESOP and allocated to the account of Mr. Whitaker.
(4)	Includes 600 shares in Mr. Ecton’s spouse’s IRA.
(5)	Includes 26,819 shares owned by Mr. Hulette’s spouse.
(6)	Includes 42,419 shares owned by spouses of insiders and 38,854 shares in the ESOP.

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ITEMS TO BE VOTED ON BY STOCKHOLDERS

ITEM 1 – ELECTION OF DIRECTORS

The Company’s Board of Directors consists of seven members and is divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the annual meeting, three directors will be elected for a term expiring at the 2015 annual meeting. The Nominating/ Corporate Governance Committee of the Board of Directors has nominated Stephen G. Barker, Tony D. Whitaker and David R. Harrod, to each serve as a director for a three-year period. All of the nominees are currently members of the Company’s Board.

Pursuant to the Company’s Bylaws, there is no cumulative voting for the election of directors. As a result, directors are elected by a plurality of the votes present in person or by proxy at a meeting at which a quorum is present. This means that the nominees receiving the greatest number of votes will be elected. In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

The Board of Directors recommends a vote “FOR” the election of Messrs. Barker, Whitaker and Harrod.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of September 30, 2012. The indicated period of service as a director includes the period of service as a director of one of our bank subsidiaries.

Nominees for Election as Directors

The following directors have terms ending in 2012:

Stephen G. Barker has been a director of Kentucky First since its inception in March 2005. Mr. Barker is the Executive Vice President and General Counsel for Kentucky River Properties LLC, which owns significant land, mineral, oil and gas and timber resources in Kentucky. Kentucky River's lessees include several nationally known publicly traded resource producers. Mr. Barker has been employed by Kentucky River Coal Corporation and Kentucky River Properties LLC since 1985, and has served as Assistant General Counsel and Assistant Secretary. Mr. Barker is a Director and a member of the Executive Committee of the National Council of Coal Lessors in Washington, D.C. Mr. Barker has been in the private practice of law in Hazard since 1980 and has provided legal representation to First Federal since 1982. Mr. Barker also served as Master Commissioner for the Perry Circuit Court and is a member and past President of the Perry County Bar Association. He is a member of the Kentucky Bar Association and the American Bar Association and is admitted to practice before the Kentucky Supreme Court and the U.S. District Court for the Eastern District of Kentucky. Prior to obtaining his Juris Doctorate from the University of Kentucky College of Law, Mr. Barker received a Bachelor of Science in Forestry from the University of Kentucky and was a forester and served as District Conservationist with the United States Department of Agriculture Soil Conservation Service in eastern Kentucky. Mr. Barker continues to serve as a District Supervisor and Secretary and Treasurer of the Perry County Conservation District. He is a member of the Society of American Foresters. Mr. Barker is a private pilot and a member of the Aircraft Owners and Pilots Association and is Chairman of the Hazard Perry County Airport Board which manages the Wendell H. Ford Regional Airport near Hazard. Mr. Baker has also served on the Board of Directors of the Company’s wholly owned subsidiary, First Federal Savings and Loan Association of Hazard since 1997. Age 58. Director since 1997.

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Mr. Barker’s long service to First Federal of Hazard represents a valuable level of expertise and commitment, along with his extensive knowledge of real estate derived from his legal career make him an exceptional member of the board.

Tony D. Whitaker has served as Chairman of the Board and Chief Executive Officer of Kentucky First since its inception in March 2005. Since 1997, he has served as President and Chief Executive Officer of First Federal of Hazard. He has also served First Federal of Hazard as a director since 1993. Mr. Whitaker was President of First Federal Savings Bank in Richmond, Kentucky from 1980 until 1994. From 1994 until 1996, Mr. Whitaker was the President of the central Kentucky region and served on the Board of Great Financial Bank, a $3 billion savings and loan holding company located in Louisville, Kentucky. Mr. Whitaker served as a director of the Federal Home Loan Bank of Cincinnati from 1991 to 1997, including a term as Vice-Chairman. He served on the Board of America’s Community Bankers, a national banking trade group, from 2001 to 2007. Mr. Whitaker has served on the Board of Directors of Pentegra Group, Inc., a financial services company specializing in retirement benefits, since 2002. He is currently that board’s Chairman. He recently ended his term as Chairman of the Kentucky Bankers Association and will continue to serve on the board. On August 17, 2012, Mr. Whitaker announced his retirement from the daily operations of First Federal of Hazard and of Kentucky First Federal Bancorp effective January 3, 2013. He will continue to serve as Chairman of the Boards of both entities.. Age 67. Director since 1993.

Based on his level of experience and the breadth of his career, Mr. Whitaker has few peers among bankers still actively working. His expertise in the Kentucky thrift community is incomparable. He is both the architect and ongoing leader of Kentucky First Federal and as such provides extremely valuable service to our board.

David R. Harrod has been a director of Kentucky First since its inception in March 2005. He currently serves as a Director and Treasurer of the Franklin County Industrial Development Authority. Mr. Harrod is a certified public accountant and is a principal of Harrod and Associates, P.S.C., a Frankfort, Kentucky-based accounting firm. He has served as a Director of Frankfort First Bancorp, Inc. and First Federal of Frankfort since 2003. He also previously served as Director and Chairman of the Audit Committee of Frankfort First Bancorp, Inc. Age 53. Director since 2003.

Mr. Harrod’s financial expertise is a necessary component of the board. His career in public accounting, which has included audit work for a publicly-traded financial institution, affords him an exceptional level of knowledge that is highly appropriate as he chairs the Company’s audit committee and, as such, is the liaison between the board and the independent public accountants.

Directors Continuing in Office

The following directors have terms ending in 2013:

William D. Gorman, Jr. as elected as a director of First Federal Savings & Loan of Hazard on December 16, 2010. He follows in the footsteps of his late father, Mayor William D. Gorman, who served as a director of First Federal Savings & Loan of Hazard and Kentucky First Federal Bancorp. Mr. Gorman is President and Chief Executive Officer of Hazard Insurance Group, LLC. Mr. Gorman is a graduate of the University of Kentucky. He has served as Vice President and General Manager of WKYH-TV in Hazard. He was the founder of radio station WYZQ, now WQXY in Hazard. In 2004, he served as President of the Independent Insurance Agents of Kentucky. His is a member and past president of the Hazard Lions Club. He has served on the Hazard-Perry County Tourism Commission and on the Board of Directors of both Kentucky Education Television and Hazard Appalachian Regional Hospital. Age 63. Director since 2010.

Mr. Gorman’s many years as an important part of the business and civic communities of Hazard and Perry County, as well as his past service to First Federal of Hazard, make him an excellent candidate for the board.

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Herman D. Regan, Jr. has been a director of Kentucky First since its inception in March 2005. He has served as a Director of First Federal of Frankfort since 1988. Mr. Regan served as Chairman of the Board and President of Kenvirons, Inc., a civil and environmental engineering consulting firm, from 1975 until his retirement in August, 1994. He has served as a Director of Frankfort First Bancorp, Inc. and First Federal of Frankfort since 1998. Age 83. Director since 1988.

Mr. Regan’s long history in the Frankfort business community allows him to provide valuable insight to the Board. His experience as a director of First Federal of Frankfort and with Frankfort First Bancorp (a public company from 1995 through 2005) illustrates a high level of knowledge and dedication. After completing a B.S. degree in Civil Engineering at the University of Kentucky and a Masters degree in Sanitary Engineering at the University of North Carolina, Mr. Regan went on to a distinguished career in environmental engineering which climaxed in his receipt of the Kentucky Environmental Quality Commission’s prestigious Lifetime Achievement Award, which stated that Mr. Regan’s career is “a stellar example of dedication to cleaner air and water quality for future Kentuckians.” Mr. Regan has also served on the board of Baptist Health Care, Inc., in Louisville and of Central Baptist Hospital in Lexington.

The following directors have terms ending in 2014:

Walter G. Ecton, Jr. has been a director of Kentucky First since its inception in March 2005. He has been engaged in the private practice of law in Richmond, Kentucky since 1979. He has served as a director of First Federal of Hazard since 2004. Age 58. Director since 2005.

Mr. Ecton is a graduate of Centre College and received his Juris Doctorate of law from the University of Kentucky where he was a member of the Kentucky Law Journal. Mr. Ecton also earned a Masters Degree in Business Administration from the University of Kentucky. In addition to his private practice, Mr. Ecton served as an Assistant’s Commonwealth’s Attorney from 1981-1993. Mr. Ecton previously served as legal counsel to First Federal of Richmond, Kentucky and as an advisory director of Great Financial Bank. His knowledge of the banking industry through this service and through his extensive education and legal career provides the board invaluable expertise.

Don D. Jennings has served as President and Chief Operating Officer and as a Director of Kentucky First since its inception in March 2005. He served as President and Chief Executive Officer of Frankfort First and now serves as Vice Chairman and Chief Executive Officer of First Federal of Frankfort. He has been employed by First Federal of Frankfort since 1991. Upon Tony Whitaker’s retirement on January 3, 2013, Mr. Jennings will assume the role of Chief Executive Officer of Kentucky First. Age 47. Director since 1998.

Mr. Jennings has extensive knowledge of the workings of both public companies and banks. He was intimately involved in the formation of both Kentucky First and Frankfort First Bancorp and has played a major role in the structure of the entire corporation.

Executive Officer Who Is Not a Director

The following sets forth information with respect to the executive officer of the Company who does not serve on the Board of Directors.

R. Clay Hulette has served as Vice President, Treasurer and Chief Financial Officer of Kentucky First since its inception in March 2005. Since 2000, he has served as Vice President and Chief Financial Officer of Frankfort First. In January 2012, Mr. Hulette was named as a Director of First Federal of Frankfort. In March 2007, he was named President of First Federal of Frankfort having served as Vice President and Treasurer since 2000. He has been employed by First Federal of Frankfort since 1997. He is a Certified Public Accountant. Age 50. In 2012, Mr. Hulette married Teresa Kuhl, who serves as Executive Vice President of First Federal of Frankfort.

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ITEM 2—RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Crowe Horwath, LLP to be the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013, subject to ratification by stockholders. There are no plans for a representative of Crowe Horwath LLP to be present at the 2012 annual meeting.

If the ratification of the appointment of the independent registered public accounting firm is not approved by stockholders at the annual meeting, the Audit Committee will consider other independent registered public accounting firms.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table is furnished for all individuals serving as the principal executive officer or principal financial officer of the Company during the year ended June 30, 2012 and for the other most highly compensated executive officers of the Company who received a salary of $100,000 or more during the year ended June 30, 2012.

Name and Principal Position	Year	Salary ($)	All Other Compensation ($) (1)	Total ($)

Tony D. Whitaker,	2012	164,400	61,808	226,208
Chairman and Chief Executive Officer	2011	164,400	98,621	263,021

R. Clay Hulette,	2012	131,980	7,648	139,628
Vice President, Chief Financial Officer and Treasurer	2011	114,732	6,576	121,308

Don D. Jennings	2012	141,250	7,522	148,722
President and Chief Operating Officer	2011	120,850	6,876	127,726

(1)	Details of the amounts reported in the “All Other Compensation” column for 2012 are provided in the table below.

	Tony D. Whitaker	R. Clay Hulette	Don D. Jennings

ESOP Allocation	$53,934	$0	$0
Medical Insurance	5,474	5,507	6,450
Cell Phone Usage	959	0	0
Disability Insurance	657	711	766
Parking	154	252	252
Cancer Insurance	348	0	0
Life Insurance	50	54	54
Career Apparel	0	550	0
Dental Insurance	232	574	0
Total	$61,808	$7,648	$7,522

Executive officers receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by any named executive officer in fiscal 2012 did not exceed $10,000.

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Employment Agreements

The Company and First Federal of Hazard entered into separate employment agreements with Tony D. Whitaker, Chairman of the Board of Kentucky First and President and Chief Executive Officer of First Federal of Hazard.  The Company and First Federal of Frankfort entered into separate employment agreements with Don D. Jennings, President and Chief Operating Officer of Kentucky First and Vice Chairman and Chief Executive Officer of First Federal of Frankfort and with R. Clay Hulette, Vice President and Chief Financial Officer of Kentucky First Federal Bancorp and President of First Federal of Frankfort.  Such employment agreements are referred to herein as the “Agreements.” The Agreements provide for three-year terms, expiring on August 15, 2014, renewable on an annual basis for an additional year upon review and extension by the respective Boards of Directors of Kentucky First, First Federal of Hazard and First Federal of Frankfort.  The Agreements establish a base salary of $164,400, $150,000 and $140,000 for Messrs. Whitaker, Jennings, and Hulette, respectively.  In addition to establishing a base salary, the Agreements provide for, among other things, participation in stock-based and other benefit plans, as well as certain fringe benefits.  In August, 2012, Mr. Whitaker provided notice to the Kentucky First Compensation Committee that he intended to retire on January 3, 2013. As such, his contract was not renewed. It is expected that at a future date the Committee will offer Mr. Whitaker a contract for his service as Chairman.

The Agreements also provide that Kentucky First, First Federal of Hazard and First Federal of Frankfort may terminate the employment of Messrs. Whitaker, Jennings, or Hulette for cause, as defined in the Agreements, at any time.  No compensation or benefits are payable upon termination of either officer for cause.  Each of the officers may also voluntarily terminate his employment by providing 90 days prior written notice.  Upon voluntary termination, the officer receives only compensation and vested benefits through the termination date.

The Agreements terminate upon the officer’s death, and his estate receives any compensation due through the last day of the calendar month of death.  The Agreements also allow the appropriate boards to terminate the employment of Messrs. Whitaker, Jennings, or Hulette due to disability, as defined in the Agreements.  A disabled executive receives any compensation and benefits provided for under the agreement for any period prior to termination during which the executive was unable to work due to disability.  Messrs. Whitaker, Jennings, and Hulette also may receive disability benefits under First Federal of Hazard’s or First Federal of Frankfort’s long-term disability plan(s) without reduction for any payments made under the Agreement.  During a period of disability, to the extent reasonably capable of doing so, Messrs. Whitaker and Jennings agree to provide assistance and undertake reasonable assignments for the employers.

The Agreements also require Messrs. Whitaker, Jennings, and Hulette to agree not to compete with Kentucky First, First Federal of Hazard or First Federal of Frankfort for one year following a termination of employment, other than in connection with a change in control.  Kentucky First, First Federal of Hazard or First Federal of Frankfort will pay or reimburse Messrs. Whitaker, Jennings, and Hulette for all reasonable costs and legal fees paid or incurred by him in any dispute or question of interpretation regarding the Agreements, if the executive is successful on the merits in a legal judgment, arbitration proceeding or settlement.  The Agreements also provide Messrs. Whitaker, Jennings, and Hulette with indemnification to the fullest extent legally allowable.

Under the Agreements, if either Kentucky First, First Federal of Hazard or First Federal of Frankfort terminates the employment of Messrs. Whitaker, Jennings, or Hulette without cause, or if Messrs. Whitaker, Jennings, or Hulette resigns under specified circumstances that constitute constructive termination, he receives his base salary and continued employee benefits for the remaining term of the Agreement, as well as continued health, life and disability coverage under the same terms such coverage is provided to other senior executives, or comparable individual coverage.

Under the Agreements, if, within one year after a change in control (as defined in the Agreements), any of Messrs. Whitaker, Jennings, or Hulette voluntarily terminate his employment under circumstances discussed in the Agreement, or involuntarily terminates employment, the executive receives a cash payment equal to three times his average annual compensation over the five most recently completed calendar years preceding the change in control. He also receives continued employee benefits and health, life and disability insurance coverage for thirty-six months following termination of employment.

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Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s “base amount” are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of their base amount, and the employer is not entitled to deduct any parachute payments over the base amount. The Agreements limit payments made to Messrs. Whitaker and Jennings in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G.

Equity Grants

The Company granted each of the named executive officers equity awards of restricted stock and stock options in 2006. Upon a change in control, all outstanding stock options become immediately exercisable and the restrictions on restricted stock immediately lapse. As of June 30, 2012, Messrs. Whitaker, Jennings and Hulette had no unvested shares or options.

Outstanding Equity Awards at Fiscal Year End

The following table provides certain information with respect to the number of shares of Company common stock represented by outstanding stock options held by the named executive officers as of June 30, 2012.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Tony D. Whitaker	105,000	0	$10.10	12/13/2015

R. Clay Hulette	52,000	0	10.10	12/13/2015

Don D. Jennings	52,000	0	10.10	12/13/2015

Retirement Plan. First Federal of Hazard employees, including Mr. Whitaker, participate in the Financial Institution Retirement Plan (the “Retirement Plan”) to provide retirement benefits for eligible employees. Messrs. Jennings and Hulette participate in a similar plan for First Federal of Frankfort employees. Employees are eligible to participate in the Retirement Plan after the completion of one year of employment and attainment of age 21. The formula for normal retirement benefits payable annually is 2%, under the First Federal of Hazard Retirement Plan, and 1.25%, under the First Federal of Frankfort Retirement Plan, of the average of the participant’s highest five years of compensation multiplied by the participant’s years of service. Participants in the First Federal of Hazard Retirement Plan may also receive a reduced early retirement benefit under the Retirement Plan upon attainment of age 45 and satisfaction of the Retirement Plan’s vesting requirements. Participants generally have no vested interest in Retirement Benefits prior to their completion of five years of service. Following the completion of five years of vesting service, or upon attainment of age 65, death or termination of employment due to disability, participants automatically become 100% vested in their accrued benefit under the Retirement Plan. The amounts of benefits paid under the Retirement Plan are not reduced for any social security benefit payable to participants. Benefits under the First Federal of Frankfort Retirement Plan may be paid in a lump sum, while the First Federal of Hazard Retirement Plan does not allow for a lump sum payment of accrued benefits; however, Mr. Whitaker may elect to be paid in a lump sum as a result of previous participation in a comparable plan at another financial institution. After Mr. Whitaker’s retirement in January, 2013, there were be no further accruals for the plan associated with his employment.

The present value of accumulated benefits for the First Federal of Hazard Retirement Plan is calculated using the accrued benefit multiplied by a present value factor based on an assumed age 65 retirement date, the 1994 Group Annuity Mortality table projected five years and an interest rate of 5.00% for 50% of the benefit and 7.75% for 50% of the benefit, discounted to current age at an assumed interest rate of 7.75%.

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Supplemental Executive Retirement Plan. First Federal of Hazard has implemented a supplemental executive retirement plan (“SERP”) to provide for supplemental retirement benefits with respect to the employee stock ownership plan (“ESOP”) and retirement plan. The SERP provides participating executives with benefits otherwise limited by certain provisions of the Internal Revenue Code or the terms of the ESOP loan. Specifically, the SERP will provide benefits to designated officers that cannot be provided under the pension plan or the ESOP as a result of limitations imposed by the Internal Revenue Code, but that would have been provided under such plans, but for these Internal Revenue Code limitations. In addition to providing for benefits lost under tax-qualified plans as a result of the Internal Revenue Code limitations, the SERP will also provide supplemental benefits upon a change of control prior to the scheduled repayment of the ESOP loan. Generally, upon a change in control, the SERP will provide participants with a benefit equal to what they would have received under the ESOP, had they remained employed throughout the term of the loan, less the benefits actually provided under the ESOP on the participant’s behalf. A participant’s benefits generally become payable upon a change in control of Kentucky First or its subsidiaries. The Board has designated Tony D. Whitaker as a participant in the SERP.

First Federal of Hazard may utilize a grantor trust in connection with the SERP, in order to set aside funds that ultimately may be used to pay benefits under the SERP. The assets of the grantor trust will remain subject to the claims of general creditors in the event of insolvency, until paid to a participant according to the terms of the SERP. No amounts have been accrued to date under the SERP for Mr. Whitaker.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Company’s officers and directors and all persons who own more than 10% of the Common Stock (“Reporting Persons”) are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company’s review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 2012 all Reporting Persons have complied with these reporting requirements.

Transactions with Related Persons

First Federal of Hazard and First Federal of Frankfort both offer loans to their directors and executive officers. These loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Banks’ loans to directors and executive officers are required to be made on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons who are not related to the lender and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Company’s Board of Directors. At June 30, 2012, loans to directors and executive officers and their affiliates totaled $797,000, or 1.4%, of the Company’s stockholders’ equity, at that date. Any transaction with a director, nominee for director, executive officer or 5% stockholder or with a family member of any such person must be approved in advance by the Audit Committee of the Board of Directors.

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company’s Secretary no later than October 22, 2012. In order to be eligible for inclusion in the proxy materials of the Company for the Annual Meeting of Stockholders for the fiscal year ending June 30, 2013, any stockholder proposal to take action at such meeting must be received at the Company’s executive offices at P.O. Box 1069, Hazard, Kentucky 41702-1069 by no later than June 15, 2013. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

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STOCKHOLDER COMMUNICATIONS

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Secretary, Kentucky First Federal Bancorp, P.O. Box 1069, Hazard, Kentucky 41702-1069. All communications that relate to matters that are within the scope of the responsibilities of the Board and its committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board committees are also to be forwarded to the Chair of the appropriate committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or telephone without additional compensation.

The Company’s 2012 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the September 28, 2012. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 as filed with the Securities and Exchange Commission will be furnished without charge to each stockholder as of the Record Date upon written request to the Secretary, Kentucky First Federal Bancorp, P.O. Box 1069, Hazard, Kentucky 41702-1069.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Deborah C. Bersaglia
Deborah C. Bersaglia
Secretary

October 12, 2012

Hazard, Kentucky

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Annual Meeting of
Stockholders

November 15, 2012
3:30 p.m. Eastern Time

You may vote by:
INTERNET	proxy.ilstk.com
(Must vote 2 days prior to meeting date.)
MAIL	Must allow 10 business days for USPS delivery to ensure votes received.
VOTE EITHER:	With Management on all Proposals (must sign below) OR Make individual selections below (must sign below)

(Your vote is important, regardless of the number of shares that you own.)

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF PROXY MATERIALS FOR THE
2012 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 15, 2012:
The enclosed proxy statement and the Company’s
Annual Report on Form 10-K are available at:
https://materials.proxyvote.com/491292
REVOCABLE PROXY
KENTUCKY FIRST FEDERAL BANCORP
HAZARD, KENTUCKY
ANNUAL MEETING OF STOCKHOLDERS
November 15, 2012, 3:30 p.m. Eastern Time

The undersigned hereby appoints Don D. Jennings and Walter G. Ecton, Jr. with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of Kentucky First Federal Bancorp which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the First Federal Center on the campus of Hazard Community and Technical College located at One Community College Drive, Hazard, Kentucky on Thursday, November 15, 2012 at 3:30 p.m., Eastern Time, and at any and all adjournments thereof, as follows:

1. The election as directors of nominees listed below.

For a term expiring at the 2015 Annual Meeting:

	FOR	WITHHELD
01 – Stephen G. Barker	☐	☐
02 – David R. Harrod	☐	☐
03 – Tony D. Whitaker	☐	☐

2. The ratification of the appointment of Crowe Horwath, LLP as the Company’s independent public accountants for the fiscal year ending June 30, 2013:

FOR	☐	AGAINST	☐	ABSTAIN	☐

 The Board of Directors recommends a vote “FOR” the nominees listed above and “FOR” the other propositions stated

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE OTHER PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INLCUDING MATTERS RELATING TO THE CONDUCT OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

This Proxy is Solicited by the Board of Directors

KENTUCKY FIRST FEDERAL BANCORP

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof, then power of said attorneys and proxies shall be deemed terminated and of no further force effect. The undersigned may also revoke his proxy by filing a subsequent proxy or notifying the Secretary of his decision to terminate his proxy.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated October 12, 2012 and an Annual Report.

SIGNATURE	DATE	SIGNATURE	DATE

NOTE: PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ON THIS CARD. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE PROMPTLY RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE.

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